Business combinations	12 Months Ended
Dec. 31, 2018
Business Combinations1 [Abstract]
Business combinations
Business combinations
On May 20, 2016, the Group announced the termination of the joint ventures with Bretta Tanker Holdings, Inc. covering four Suezmax vessels. Euronav assumed full ownership of the companies owning the two youngest vessels, the Captain Michael (2012 - 157,648 dwt) and the Maria (2012 - 157,523 dwt) on June 2, 2016.
Share swap
On June 2, 2016, the Group entered into a share swap and claims transfer agreement whereby:

•
The Group transferred its equity interests in Moneghetti Shipholding Ltd. (hereafter 'Moneghetti') and Fontvieille Shipholding Ltd. (hereafter 'Fontvieille') and acquired Bretta Tanker Holdings' equity interests in Fiorano Shipholding Ltd. (hereafter 'Fiorano') and Larvotto Shipholding Ltd. (hereafter 'Larvotto'); and

•
The Group transferred its claims arising from the shareholder loans to Moneghetti and Fontvieille and acquired Bretta Tanker Holdings' claims arising from the shareholder loans to Fiorano and Larvotto.

As a result, the Group's equity interest in both Fiorano and Larvotto increased from 50% to 100% giving the Group control of both companies. The Group no longer has an equity interest in Moneghetti and Fontvieille. Before the swap agreement, the Group accounted for the four entities using the equity method. Following the acquisition, Fiorano and Larvotto were fully consolidated as from June 2, 2016 until their liquidation in 2018.
With this transaction, the Group became the full owner of the two youngest vessels, the Captain Michael and the Maria, while Bretta has become the full owner of the Devon and the Eugenie.
Consideration transferred

(in thousands of USD)	Fair value at acquisition date
Cash	15,110
Shares in Fontvieille and Moneghetti	(21,498)
Shareholders' loan receivable	39,973

Total consideration transferred	33,585

Contribution to revenue and profit/loss
Since their acquisition by the Group on June 2, 2016, the 2 acquired companies contributed revenue of USD 4.8 million and a profit of USD 0.1 million to the Group's consolidated results for the year ended December 31, 2016. If the acquisition had occurred on 1 January 2016, management estimates that the Group's consolidated revenue for the year ended December 31, 2016 would have been USD 698.3 million and consolidated profit for the twelve month period ended December 31, 2016 would have been USD 205.1 million. In determining these amounts, management has assumed that the fair value adjustments, that arose on the date of acquisition would have been the same if the acquisition had occurred on 1 January 2016.
Acquisition related costs
The Group did not incur any material acquisition-related costs for the business combination and these costs were expensed as incurred.
Step acquisition
The transaction resulted in a loss of USD 24.2 million. This loss was recognized in the consolidated statement of profit or loss for the year ended December 31, 2016 under the heading 'Loss on disposal of investments in equity accounted investees'. In accordance with IFRS 3 (Business Combinations), Euronav accounted for this transaction as a step acquisition and therefore had to re-measure at the acquisition date to fair value Euronav's non-controlling equity interest in the two joint ventures it acquired (loss of USD 13.5 million) as well as to measure at fair value the consideration transferred, including Euronav's interest in the other two joint ventures (loss of USD 10.7 million). At acquisition date, the fair value of the Group's non-controlling interest in the two acquired joint ventures amounted to USD (18.6) million.

Identifiable assets acquired and liabilities assumed
The following table summarizes the recognized amounts of assets acquired and liabilities assumed at the acquisition date.

(in thousands of USD)	Fair value at acquisition date
Property, plant and equipment (Note 8)	120,280
Trade receivables	3,685
Cash and cash equivalents	8,355
Loans and borrowings (Note 15)	(61,065)
Trade and other payables	(4,086)

Total identifiable net assets acquired	67,169

Measurement of fair values

Assets acquired	Valuation techniques
Property, plant and equipment	The price was agreed among parties by reference to valuation reports by brokers

Goodwill
The transaction did not give rise to the recognition of any goodwill:

(in thousands of USD)	Fair value at acquisition date
Consideration transferred	33,585
Fair value of pre-existing interests in Larvotto and Fiorano	(18,633)
Fair value of identifiable net assets	(67,169)
Fair value of shareholders' loan liabilities versus Bretta Tanker Holdings, transferred to Euronav	52,217

Goodwill	—

Merger with Gener8 Maritime, Inc. ('Gener8')
On June 11, 2018, the Group announced that Gener8's shareholders approved the merger that day between the two companies by which Gener8 became a wholly-owned subsidiary of Euronav. Gener8 Maritime Inc. a corporation incorporated under the laws of the Republic of the Marshall Islands, was a leading U.S.-based provider of international seaborne crude oil transportation services, resulting from a transformative merger between General Maritime Corporation, a well-known tanker owner, and Navig8 Crude Tankers Inc., a company sponsored by the Navig8 Group, an independent vessel pool manager. General Maritime Corporation was founded in 1997 and has been an active owner and operator in the crude tanker sector. At the date of the merger, Gener8 owned a fleet of 29 tankers on the water, consisting of 21 VLCC vessels, 6 Suezmax vessels, and 2 Panamax vessels, with an aggregate carrying capacity of approximately 7.4 million dwt, which includes 19 “eco” VLCC newbuildings delivered from 2015 through 2017 equipped with advanced, fuel-saving technology, that were constructed at highly reputable shipyards.

Euronav believes that the merger will be accretive to the shareholders of both companies and is consistent with previously set expansion criteria of Euronav. The merger created the world’s leading independent crude tanker operator with 72 large crude tankers focused predominately on the VLCC and Suezmax asset classes and two FSO vessels in joint venture and provide tangible economies of scale via pooling arrangements, procurement opportunities, reduced overhead and enhanced access to capital.

Furthermore it will offer a well-capitalised, highly liquid company for investors to participate in the tanker market. and through commitment to the Tankers International Pool (a spot market-oriented tanker pool), provide the lowest commercial fees as a percentage of revenue in the sector upon closing of the merger.

The “Exchange Ratio“ of 0.7272 Euronav shares for each share of Gener8 resulted in the issuance 60,815,764 new ordinary shares on June 12, 2018. The Exchange Ratio implied a premium of 35% paid on Gener8 shares based on the closing share prices on 20 December 2017. The merger resulted in Euronav shareholders owning approximately 72% of the issued share capital of the combined entity and Gener8 shareholders owning approximately 28% (based on the fully diluted share capital of Euronav and the fully diluted share capital of Gener8). Euronav as the combined entity remain listed on NYSE and Euronext under the symbol "EURN".
Subsequently, Euronav sold certain subsidiaries owning six VLCCs to International Seaways ("INSW") for a total cash payment of USD 141.0 million of which USD 120.0 million was received on June 14, 2018, the date of closing. The remaining balance of USD 20.9 million was paid in Q4. This sale was an important part of the wider merger with Gener8 Maritime transaction as it allows Euronav to retain leverage around a level of 50% and to retain substantial liquidity going forward. The six vessels are the Gener8 Miltiades (2016 – 301,038 dwt), Gener8 Chiotis (2016 – 300,973 dwt), Gener8 Success (2016 – 300,932 dwt), Gener8 Andriotis (2016 – 301,014 dwt), Gener8 Strength (2015 – 300,960 dwt) and Gener8 Supreme (2016 – 300,933 dwt). The assets and liabilities of these companies were recognized at fair value on the date of the closing of the merger. This fair value took into consideration the provisions of the sale and purchase agreement with INSW and accordingly, no result was recorded on this transaction.
Consideration transferred

(in USD)	Total Business combinations

Gener8 shares outstanding	83,267,426
RSU	362,613
Total Gener8 shares	83,630,039
Ratio	0.7272
Issued Euronav shares	60,815,764
Closing price Euronav on June 11, 2018	9.1

Total consideration transferred	553,423,452

Contribution to revenue and profit/loss
Since their acquisition by the Group on June 12, 2018, the acquired companies contributed revenue of USD 16.5 million and a loss of USD 43.7 million to the Group’s consolidated results for the year ended December 31, 2018. If the acquisition had occurred on 1 January 2018, management estimates that the Group’s consolidated revenue for the year ended December 31, 2018 would have been USD 665.5 million and consolidated loss for the twelve month period ended December 31, 2018 would have been USD (160.1) million. In determining these amounts, management has assumed that the fair value adjustments, that arose on the date of acquisition would have been the same if the acquisition had occurred on 1 January 2018.

Acquisition related costs
The Group incurred approximately USD 5.0 million relating to external legal fees, due to dilligence costs and advisory fees. These acquisition-related costs for the business combination were expensed as incurred and are included in 'General and administrative expenses'.

Repayment Blue mountain note
As part of the Merger Agreement and the Letter agreement between Gener8 and certain affiliates of BlueMountain Capital Management LLC, the Senior Note with a carrying value of  USD 205.7 million was prepaid on June 12, 2018. The repayment of the Senior Notes was financed in full by Euronav under its existing liquidity (cash at hands and credit facilities) (see Note 15).

Bank loans
At the time of the merger, Gener8 had three senior secured credit facilities: (i) the KEXIM Credit Agreement, (ii) the Nordea Credit Agreement and (iii) the Sinosure Credit Agreement of which the first two were assumed by Euronav in the merger and the latter was acquired by INSW when they acquired certain subsidiaries owning six VLCCs. Prior to the merger, Gener8 was not in compliance with the interest expense coverage ratio covenant for which they obtained short-term waivers from its lenders. Following the merger, the Kexim Credit Agreement was amended to align the covenants with the other senior credit facilities of the Group, resolving the non compliance. The Group, in advance negotiations to refinance the Nordea Credit Agreement, decided not to amend this senior secured credit facility and as such, given the non compliance and remaining duration of the short-term waiver, classified the entire facility as short term. On September 17, 2018, this facility was repaid in full.

Identifiable assets acquired and liabilities assumed
The following table summarizes the recognized amounts of assets acquired and liabilities assumed at the acquisition date.

(in thousands of USD)	Total	Gener8 Subsidiaries	INSW Subsidiaries
Vessels (Note 8)	1,704,250	1,270,250	434,000
Other tangible assets	345	345	—
Intangible assets	152	152	—
Receivables	16,750	9,599	7,151
Current assets	79,459	64,829	14,629
Cash and cash equivalents	126,288	126,288	—
Loans and borrowings (Note 15)	(1,312,446)	(1,001,478)	(310,968)
Provision onerous contracts (Note 20)	(5,303)	(5,303)	—
Current liabilities	(33,012)	(29,160)	(3,852)

Total identifiable net assets acquired	576,482	435,522	140,960

(in thousands of USD)	Fair value at acquisition date
Consideration transferred	553,423
Total identifiable net assets acquired	576,482

Bargain Purchase	23,059

The transaction resulted in a bargain purchase gain of USD 23.1 million as the fair value of assets acquired and liabilities assumed exceeded the total of the fair value of consideration paid. Euronav’s management has reassessed whether they had correctly identified all of the assets acquired and all of the liabilities assumed and this excess remains.

Euronav’s management believes that the bargain purchase price is a direct consequence of Gener8 limited liquidity and its shares trading under the net asset value per share prior to and at the time of the agreed ratio as well as a small uptick in the fair value of the vessels between the time of the agreed exchange ratio and the date of the merger when the valuation of the vessels was assessed.

This gain was recognized in the consolidated statement of profit or loss for 2018, under the heading ‘Gain on bargain purchase’.

As at June 12, 2018, the gross contractual amounts receivable acquired amounted to USD 98.2 million and the amounts expected not to collect amounted to USD 2.0 million which gives a net amount receivable of USD 96.2 million (see table above, sum of receivables and current assets).